Exhibit 10.1
EXECUTION VERSION

SECOND AMENDMENT TO
CREDIT AGREEMENT
dated as of
September 30, 2009
among
PETROQUEST ENERGY, INC.,
as Parent,
PETROQUEST ENERGY, L.L.C.,
as Borrower,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
and
The Lenders Party Hereto

CALYON NEW YORK BRANCH,
as Syndication Agent,
and
BANK OF AMERICA, N.A.,
as Documentation Agent

J.P. MORGAN SECURITIES INC. and CALYON NEW YORK BRANCH
Co-Lead Arrangers

SECOND AMENDMENT TO CREDIT AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) dated as of September 30, 2009, is among PETROQUEST ENERGY, INC., a Delaware corporation, as the Parent, PETROQUEST ENERGY, L.L.C., a Louisiana limited liability company, as the Borrower, JPMORGAN CHASE BANK, N.A., as Administrative Agent, CALYON NEW YORK BRANCH, as Syndication Agent, and BANK OF AMERICA, N.A., as Documentation Agent, and the Lenders party hereto.
R E C I T A L S
A. The Parent, the Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of October 2, 2008, as amended by that certain First Amendment to Credit Agreement dated as of March 24, 2009 (as amended, the “Credit Agreement”), pursuant to which the Lenders have made certain loans to and extensions of credit for the account of the Borrower.
B. The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement in order to clarify certain provisions contained therein.
C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article and section references in this Second Amendment refer to articles and sections of the Credit Agreement.
Section 2. Amendments to Credit Agreement.
2.1 Amendments to Section 1.02.
(a) The definition of “Agreement” is hereby deleted and replaced in its entirety to read as follows:
“Agreement” means this Credit Agreement, as amended by the First Amendment and as further amended by the Second Amendment, as the same may from time to time be amended, modified, supplemented or restated.
(b) The definition of “Second Amendment” is hereby added where alphabetically appropriate to read as follows:
“Second Amendment” means the Second Amendment to Credit Agreement dated as of September 30, 2009 among the Parent, the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Lenders party thereto.

2.2 Amendment to Article VIII. Article VIII is hereby amended by deleting Section 8.18 in its entirety.
2.3 Amendment to Section 9.12(d). Section 9.12(d) is hereby amended in its entirety to read as follows:
(d) the sale or other disposition (including Casualty Events) of any Oil and Gas Property or any interest therein or any of its Subsidiaries (other than the Borrower) owning Oil and Gas Properties; provided that with respect to this clause (d), (1) the consideration received in respect of such sale or other disposition (including without limitation, asset exchanges under Section 1031 of the Code) shall be equal to or greater than the fair market value of the Oil and Gas Property, interest therein or Subsidiary subject of such sale or other disposition (as reasonably determined by its board of directors and, if requested by the Administrative Agent, the Borrower shall deliver a certificate of its Responsible Officer certifying to that effect), (2) if such sale or other disposition of Oil and Gas Property or Subsidiary owning Oil and Gas Properties under this clause (d) (together with any transfers or dispositions under clause (b)) included in the most recently delivered Reserve Report during any period between two successive Scheduled Redetermination Dates has a fair market value in excess of five percent (5%) of the Borrowing Base as then in effect (as determined by the Administrative Agent), individually or in the aggregate, the Borrowing Base shall be reduced, effective immediately upon such sale or disposition, by an amount equal to the value, if any, attributed to such Property in the Borrowing Base based on the most recently delivered Reserve Report and (3) if any such sale or other disposition is of a Subsidiary owning Oil and Gas Properties, such sale or other disposition shall include all the Equity Interests of such Subsidiary; and
2.4 Redetermination of Borrowing Base. For the period from and including October 1, 2009 to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be $100,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 8.13(c), Section 8.16 and Section 9.12(d).
Section 3. Conditions Precedent. This Second Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):
3.1 The Administrative Agent shall have received from the Required Lenders, the Borrower and each Guarantor, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Persons.
3.2 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.
3.3 No Default or Event of Default shall have occurred and be continuing, after giving effect to the terms of this Second Amendment.

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The Administrative Agent is hereby authorized and directed to declare this Second Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 4. Miscellaneous.
4.1 Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.
4.2 Ratification and Affirmation; Representations and Warranties. Each of the Borrower and each Guarantor hereby (a) ratifies and affirms its respective obligations under, and acknowledges, renews and extends its respective continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (b) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Second Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default has occurred and is continuing and (iii) no Material Adverse Effect shall have occurred.
4.3 Loan Document. This Second Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
4.4 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
4.5 NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY SEPARATE LETTER AGREEMENTS WITH RESPECT TO FEES PAYABLE TO THE ADMINISTRATIVE AGENT CONSTITUTE THE ENTIRE CONTRACT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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4.6 GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
4.7 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
4.8 Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.9 Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and its respective successors and assigns.
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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

BORROWER:	PETROQUEST ENERGY, L.L.C.

/s/ W. Todd Zehnder W. Todd Zehnder
Executive Vice President, Chief Financial Officer and Treasurer

PARENT:	PETROQUEST ENERGY, INC.

/s/ W. Todd Zehnder W. Todd Zehnder
Executive Vice President, Chief Financial Officer and Treasurer

GUARANTOR:	TDC ENERGY, LLC

/s/ W. Todd Zehnder W. Todd Zehnder
Executive Vice President, Chief Financial Officer and Treasurer
[Signature Page to Second Amendment]

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A.
AND LENDER	individually, as a Lender, as Administrative Agent and as Issuing Bank

	By:	/s/ Jo Linda Papadakis Name: Jo Linda Papadakis
Title: Vice President
[Signature Page to Second Amendment]

SYNDICATION AGENT:	CALYON NEW YORK BRANCH
AND LENDER

	By:	/s/ Page Dillehunt Name: Page Dillehunt
Title: Managing Director

	By:	/s/ Michael Willis Name: Michael Willis
Title: Managing Director
[Signature Page to Second Amendment]

DOCUMENTATION AGENT:	BANK OF AMERICA, N.A.
AND LENDER

	By:	/s/ Sandra M. Serie Name: Sandra M. Serie
Title: Vice President
[Signature Page to Second Amendment]

LENDER:	WELLS FARGO BANK, N.A.

	By:	/s/ Douglas L. McDowell Name: Douglas L. McDowell
Title: Vice President, Senior Portfolio Manager
[Signature Page to Second Amendment]

LENDER:	WHITNEY NATIONAL BANK

	By:	/s/ William Jochetz Name: William Jochetz
Title: Officer
[Signature Page to Second Amendment]